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                                                                    EXHIBIT 99.1

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A

     $304,203,000             Class A 6.85% Asset Backed Notes
      $26,452,783             Class B Fixed Rate Asset Backed Notes

            STATEMENT TO NOTEHOLDERS PURSUANT TO SECTION 5.06 OF THE
                        TRANSFER AND SERVICING AGREEMENT

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Payment Date:                                                                                                  21-Jul-97

(i) Amount of principal being paid on the Notes:
              (a)  Class A Notes                                                                                   $0.00
                   per $1,000 original principal amount:                                                     $0.00000000

              (b)  Class B Notes                                                                                   $0.00
                   per $1,000 original principal amount:                                                     $0.00000000

              (c)  Total                                                                                           $0.00

(ii) Amount of interest being paid on the Notes
              (a)  Class A Notes                                                                           $1,736,492.13
                   per $1,000 original principal amount:                                                     $5.70833335

              (b)  Class B Notes                                                                             $151,001.30
                   per $1,000 original principal amount:                                                     $5.70833322

              (c)  Total                                                                                   $1,887,493.43

(iii) Balances at the end of the related Collection Period
              (a)  Pool Balance at the end of the related Collection Period                              $330,655,783.00
              (b)  aggregate Principal Balance of the Receivables                                        $330,633,240.85
              (c)  amount in the Principal Funding Account                                                    $22,542.15

(iv) After giving effect to distributions on this Distribution Date:
              (a)  outstanding principal amount of Class A Notes:                                        $304,203,000.00
              (b)  Class A Note Pool Factor:                                                                   1.0000000

(v) Amount of Servicing Fee being paid:                                                                      $137,773.24

(vi) Amount of Administration Fee being paid:                                                                    $500.00

(vii) Aggregate Acquisition Amounts for Collection Period:
              (a) by Transferor                                                                                    $0.00
              (b) by Servicer                                                                                      $0.00

(viii) Amount of Realized Losses for the Collection:                                                               $0.00

(ix) Ending Reserve Account Balance:                                                                       $4,854,997.62

(x) Specified Reserve Account Balance:                                                                     $4,854,997.62

(xi) (a)  Noteholders' Class A Interest Distributable Amount:                                              $1,736,492.13
     (b)  Noteholders' Class B Interest Distributable Amount:                                                $151,001.30
     (c)  Class A Noteholders' Principal Distributable Amount:                                                     $0.00
     (d)  Class B Noteholders' Principal Distributable Amount:                                                     $0.00
     (e)  Amount withdrawn from Reserve Account per Section 5.05(c) or (d)                                         $0.00

(xii)  Deliquency Summary
       (a)  Delinquencies 61 to 90 days                                                                            $0.00
       (b)  Delinquencies over 90 days                                                                             $0.00

(xiii) Deliquency Summary - % of aggregate principal balance of the receivables
       (a)  Delinquencies 61 to 90 days                                                                             0.00%
       (b)  Delinquencies over 90 days                                                                              0.00%

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